                                                                    EXHIBIT 10.6

[LOGO]  SILICON VALLEY BANK

QUICKSTART LOAN AND SECURITY AGREEMENT

Borrower: Mission Critical Software, Inc.     Address: 720 North Post Oak Road
          -------------------------------              -----------------------
                                                       Suite 505
                                                       -----------------------
Date:     February 7, 1997                             Houston, TX 77024
          -------------------------------              -----------------------

THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK, a California chartered bank ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 9442 Capital of Texas Highway North, Arboretum Plaza One, Austin, TX 78759 and the borrower named above, (jointly and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1. Loans. Silicon will make loans to Borrower (the "Loans") in amounts determined by Silicon in its reasonable business judgment up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"), provided no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred. All Loans and other monetary Obligations will bear interest at the rate shown on the Schedule. Interest will be payable monthly, on the date shown on the monthly billing from Silicon. Silicon may, in its discretion, charge interest to Borrower's deposit accounts maintained with Silicon.

2. Security Interest. As security for all present and future indebtedness, guarantees, liabilities, and other obligations, of Borrower to Silicon (collectively, the "Obligations"), Borrower hereby grants Silicon a continuing security interest in all of Borrower's interest in the following types of property, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All "accounts," "general intangibles," "chattel paper," "documents," "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," "fixtures" and "equipment," as such terms are defined in the Texas Uniform Commercial Code in effect on the date hereof, and all products, proceeds and insurance proceeds of the foregoing.

3. Representations And Agreements Of Borrower. Borrower represents to Silicon as follows, and Borrower agrees that the following representations will continue to be true, and that Borrower will comply with all of the following agreements throughout the term of this Agreement:

     3.1 Corporate Existence and Authority. Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon Borrower.

     3.2 Name; Places of Business. The name of Borrower set forth in this Agreement is its correct name. Borrower shall give Silicon 15 days' prior written notice before changing its name. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Silicon at least 15 days prior written notice before changing its chief executive office or locating the Collateral at any other location.

     3.3 Collateral. Silicon has and will at all times continue to have a first-priority perfected security interest in all of the Collateral other than specific equipment. Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

     3.4 Financial Condition and Statements. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of Borrower. Borrower will provide Silicon: (i) within 30 days after the end of each month, a monthly financial statement prepared by Borrower, and such other information as Silicon shall reasonably request; (ii) within 120 days following the end of Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon and accompanied by the unqualified report thereon by said independent certified public accountants; and (iii) other financial information reasonably requested by Silicon from time to time.

     3.5 Taxes; Compliance with Law. Borrower has filed, and will file, when due, all tax returns and reports required by applicable law, and Borrower has paid, and will pay, when due, all taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower has complied, and will comply, in all material respects, with all applicable laws, rules and regulations.

     3.6 Insurance. Borrower shall at all times insure all of the tangible personal property Collateral and carry such other business insurance as is customary in Borrower's industry.

     3.7 Access to Collateral and Books and Records. At reasonable times, on one business day notice, Silicon, or its

   SILICON VALLEY BANK               QUICKSTART LOAN AND SECURITY AGREEMENT
   ------------------------------------------------------------------------

agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records.

     3.8 Additional Agreements. Borrower shall not, without Silicon's prior written consent, do any of the following: (i) enter into any transaction outside the ordinary course of business except for the sale of capital stock to venture investors, provided that Borrower promptly delivers written notification to Silicon of any such sale; (ii) sell or transfer any Collateral, except for the sale of finished inventory or non-exclusive software licenses in the ordinary course of Borrower's business, and the sale of obsolete or unneeded equipment in the ordinary course of business; (iii) grant a security interest in intellectual property to any third party (excluding Borrower's venture investors); (iv) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower); or (v) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock other than the repurchase of up to five percent (5%) of Borrower's then issued stock in any fiscal year from Borrower's employees or directors pursuant to written agreement with Borrower.

4. Term. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"). This Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay all Obligations in full, whether or not such Obligations are otherwise then due and payable. No termination shall in any way affect or impair any security interest or other right or remedy of Silicon, nor shall any such termination relieve Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full.

5. Events of Default and Remedies. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement: (a) Any representation, statement, report or certificate given to Silicon by Borrower or any of its officers, employees or agents, now or in the future, is untrue or misleading in a material respect; or (b) Borrower fails to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Obligations outstanding at any time exceed the Credit Limit; or (d) Borrower fails to perform any other non-monetary Obligation, which failure is not cured within 5 business days after the date due; or (e) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (f) a material change in the ownership of Borrower, without the prior written consent of Silicon except for the sale of capital stock to venture investors, provided that Borrower promptly delivers written notification to Silicon of any such sale; or
(g) a material adverse change in the business, operations, or financial or other condition of Borrower. If an Event of Default occurs, Silicon, shall have the right to accelerate and declare all of the Obligations to be immediately due and payable, increase the interest rate by an additional four percent per annum, and exercise all rights and remedies accorded it by applicable law.

6. General. If any provision of this Agreement is held to be unenforceable, the remainder of this Agreement shall still continue in full force and effect. This Agreement and any other written agreements, documents and instruments executed in connection herewith are the complete agreement between Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not in this Agreement or in other written agreements signed by the parties in connection this Agreement. The failure of Silicon at any time to require Borrower to comply strictly with any of the provisions of this Agreement shall not waive Silicon's right later to demand and receive strict compliance. Any waiver of a default shall not waive any other default. None of the provisions of this Agreement may be waived except by a specific written waiver signed by an officer of Silicon and delivered to Borrower. The provisions of this Agreement may not be amended, except in a writing signed by Borrower and Silicon. Borrower shall reimburse Silicon for all reasonable attorneys' fees and all other reasonable costs incurred by Silicon, in connection with this Agreement (whether or not a lawsuit is filed). If Silicon or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party shall be entitled to recover its reasonable costs and attorneys' fees from the non-prevailing party. Borrower may not assign any rights under this Agreement without Silicon's prior written consent. This Agreement shall be governed by the laws of the State of Texas.

7. Arbitration. Silicon and Borrower agree that all disputes, claims and controversies between them, whether individual or joint, or class in nature, arising from this agreement or otherwise, including, without limitation, contract or tort disputes, shall be arbitrated pursuant to the rules of the american arbitration association, upon request of either party.

Borrower:

     Mission Critical Software, Inc.
     -------------------------------

     By /s/ Louis Woodhill (President)
        -----------------------------------
        President or Vice President  2/7/97

Silicon:

     SILICON VALLEY BANK

     By /s/ Signature Illegible
        -----------------------------------
     Title Senior Vice President
           --------------------------------

[LOGO]   SILICON VALLEY BANK

CERTIFIED RESOLUTION

BORROWER:  Mission Critical Software Inc., A CORPORATION
             ORGANIZED UNDER THE LAWS OF THE STATE OF
             DELAWARE

DATE:

     I, the undersigned, corporate officer of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

RESOLVED, that this corporation borrow from Silicon Valley Bank & California chartered bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers authorized hereby, this corporation may require.

RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, in the name of this corporation, to execute and deliver to Silicon the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing or securing such loans, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require, and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

RESOLVED FURTHER, that said authorized officers be and they are hereby authorized to issue warrants to purchase this corporation's capital stock, for such class, series and number, and on such terms, as said officers shall deem appropriate

RESOLVED FURTHER, that Silicon may conclusively rely on a certified copy of these resolutions and a certificate of the corporate officer of this corporation as to the officers of this corporation and their officers and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.

     The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES                          OFFICE(S)          ACTUAL SIGNATURES
-----                          --------           -----------------

Louis R. Woodhill              President          x /s/ Louis R. Woodhill
--------------------------  -------------------     --------------------------
Paul F. Koffend, Jr.           Secretary          x /s/ Paul F. Koffend, Jr.
--------------------------  -------------------     --------------------------

--------------------------  -------------------   x --------------------------

IN WITNESS WHEREOF, I have hereunto set my hand as such corporate officer on the date set forth above

                                              By /s/ Paul F. Koffend, Jr.
                                                 ---------------------------
                                              Its SECRETARY
                                                 ---------------------------


FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.
----------------------------------------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)                      | B. FILING OFFICE ACCT. # (OPTIONAL)
                                                                     |
----------------------------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)
     ----                                                ----
     | Silicon Valley Bank                                  |
       3003 Tasman Drive
       Santa Clara, CA 95054
       NC661
     |                                                      |
     ----                                                ----
----------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable):   [_]  LESSOR/LESSEE         [_]  CONSIGNOR/CONSIGNEE         [_]  NON-UCC FILING
----------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)
    ------------------------------------------------------------------------------------------------------------------------
    | 1a. ENTITY'S NAME
    | Mission Critical Software, Inc.
OR  ------------------------------------------------------------------------------------------------------------------------
    | 1b. INDIVIDUAL'S LAST NAME                   |FIRST NAME                     |MIDDLE NAME           |SUFFIX
    |                                              |                               |                      |
----------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                |CITY                           |STATE      |COUNTRY   |POSTAL CODE
      720 North Post Oak Rd., Ste. 505             |   Houston                     | TX        |  US      | 77024
----------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D. # |   OPTIONAL     |1e. TYPE OF ENTITY |1f. ENTITY'S STATE  |1g. ENTITY'S ORGANIZATIONAL I.D.S, IF ANY
                       |ADD'NL INFO FOR |                   |OR COUNTRY OF       |
                       | ENTITY DEBTOR  |                   |ORGANIZATION        |                                 [_] NONE
----------------------------------------------------------------------------------------------------------------------------
2a. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (2a or 2b)
    ------------------------------------------------------------------------------------------------------------------------
    | 2a. ENTITY'S NAME
    |
OR  ------------------------------------------------------------------------------------------------------------------------
    | 2b. INDIVIDUAL'S LAST NAME                   |FIRST NAME                     |MIDDLE NAME           |SUFFIX
    |                                              |                               |                      |
----------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                |CITY                           |STATE      |COUNTRY   |POSTAL CODE
                                                   |                               |           |          |
----------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D. # |   OPTIONAL     |2e. TYPE OF ENTITY |2f. ENTITY'S STATE  |2g. ENTITY'S ORGANIZATIONAL I.D.S, IF ANY
                       |ADD'NL INFO FOR |                   |OR COUNTRY OF       |
                       | ENTITY DEBTOR  |                   |ORGANIZATION        |                                 [_] NONE
----------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - Insert only one secured party name (3a or 3b)
    ------------------------------------------------------------------------------------------------------------------------
    | 3a. ENTITY'S NAME
    | Silicon Valley Bank
OR  ------------------------------------------------------------------------------------------------------------------------
    | 3b. INDIVIDUAL'S LAST NAME                   |FIRST NAME                     |MIDDLE NAME           |SUFFIX
    |                                              |                               |                      |
----------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                |CITY                           |STATE      |COUNTRY   |POSTAL CODE
      3003 Tasman Dr.                              |   Santa Clara                 | CA        |  US      | 95054
----------------------------------------------------------------------------------------------------------------------------
3d. S.S. OR TAX I.D. # |   OPTIONAL     |3e. TYPE OF ENTITY |1f. ENTITY'S STATE  |3g. ENTITY'S ORGANIZATIONAL I.D.S, IF ANY
                       |ADD'NL INFO FOR |                   |OR COUNTRY OF       |
                       | ENTITY DEBTOR  |                   |ORGANIZATION        |                                 [_] NONE
----------------------------------------------------------------------------------------------------------------------------
4. THIS financing statement covers the following type or items of property:


              See attached Exhibit "a"


----------------------------------------------------------------------------------------------------------------------------
5. CHECK    [_] This FINANCING STATEMENT is signed by the Secured Party instead of the  |7. If filed in Florida (check stmt)
   Box          Debtor to protect a security interest (a) in collateral already subject |[_] Documentary  [_] Documentary stamp
(if applicable) to a maturity judgement in another jurisdiction when it was brought into|    stamp tax paid   tax not applicable
                this state, or when the debtor's location was changed to this state or  |
                (b) in accordance with other statutory provisions (additional date may  |
                be required)
----------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE  Mission Critical Software, Inc.       |8. [_] This FINANCING STATEMENT is to be filed (for record)
                                                             |       (or amendment) in the REAL ESTATE RECORDS
        /S/ [SIGNATURE]                 2/7/97               |       Attach Addendum                      (if applicable)
----------------------------------------------------------------------------------------------------------------------------
                Silicon Valley Bank                          |9. Check if REQUEST SEARCH CERTIFICATE(s) on Debtor(s)
                                                             |[ADDITIONAL FEE]
        /S/ [SIGNATURE]                                      |(withdrawal)     [_] All Debtors   [_] Debtor 1   [_] Debtor 2
----------------------------------------------------------------------------------------------------------------------------
(2) ACKNOWLEDGMENT COPY -- NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)
============================================================================================================================

                    EXHIBIT "A" TO UCC-FINANCING STATEMENT

Debtor hereby grants Secured Party a security interest in all of the following, whether now owned or hereafter acquired, and wherever located, as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party: All "accounts," "general intangibles," "chattel paper," "documents," "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," "fixtures" and "equipment," as such terms are defined in the Texas Uniform Commercial Code in effect on the date hereof, and all products, proceeds and insurance proceeds of any or all of the foregoing.

[LOGO]  Silicon Valley Bank

SCHEDULE TO
QUICKSTART LOAN AND SECURITY AGREEMENT (EQUIPMENT ADVANCES)

BORROWER:  Mission Critical Software, Inc.
           -------------------------------

DATE:      February 7, 1997
           -------------------------------

     This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank, a California chartered bank ("Silicon") and the above-named borrower ("Borrower") of even date.

Credit Limit (Equipment)
(Section 1):                 $ 750,000 (such amount to be funded under the
                             aggregate Credit Limit). Equipment Advances will be made only on or prior to August 7, 1997 (the "Last
                             Advance Date") and only for the purpose of purchasing equipment reasonably acceptable to
                             Silicon. Borrower must provide invoices for the equipment to Silicon on or before the Last Advance
                             Date.

Interest Rate (Section 1):   A rate equal to the "Prime Rate" in effect from
                             time to time, plus 1% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon.
                             The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Maturity Date (Section 4):   After the Last Advance Date, the unpaid principal
                             balance of the Equipment Advances shall be repaid in 36 equal monthly installments of principal plus interest commencing on September 7, 1997 and continuing on the same day of each month thereafter until the entire unpaid principal balance and all accrued unpaid interest of the Equipment Advances have been paid (subject to Silicon's right to accelerate the Equipment Advances on an Event of Default).

    BORROWER:                          SILICON:

Mission Critical Software, Inc.        SILICON VALLEY BANK
--------------------------------

By /s/ Louis Woodhill                  BY /s/ Signature Illegible
   -----------------------------          ----------------------------
    President or Vice President        Title  Senior Vice President
                                              ------------------------

[LOGO]  SILICON VALLEY BANK

SCHEDULE TO
QUICKSTART LOAN AND SECURITY AGREEMENT (MASTER)

BORROWER:   Mission Critical Software, Inc.
            -------------------------------

DATE:       February 7, 1997
            -------------------------------

     This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank, a California chartered bank ("Silicon") and the above-named borrower ("Borrower") of even date.

Credit Limit (Aggregate)

(Section 1):                 $750,000 (includes, without limitation, Equipment
                             Advances and the Merchant Services Reserve and
                             Business Visa Reserve, if any)

Interest Rate (Section 1):   A rate equal to the "Prime Rate" in effect from
                             time to time, plus 1% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon.
                             The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Maturity Date (Section 4):   June 7, 1998
                             ------------

Other Locations and Addresses
(Section 3.2):               N/A
                             ------------

Other Agreements:            Borrower also agrees as follows:

                             1. Loan Fee. Borrower shall concurrently pay
                             Silicon a non-refundable Loan Fee in the amount of $3,750.00

                             2. Banking Relationship. Borrower shall at all times maintain its primary banking relationship with Silicon.

    BORROWER:                          SILICON:

Mission Critical Software, Inc.        SILICON VALLEY BANK
--------------------------------

By /s/ Louis Woodhill                  By /s/ [SIGNATURE]
   -----------------------------          ----------------------------
    President or Vice President        Title  Senior Vice President
                                              ------------------------

[LOGO]  SILICON VALLEY BANK

SCHEDULE TO QUICKSTART LOAN AND SECURITY AGREEMENT (MERCHANT SERVICES/BUSINESS CREDIT CARD SUBLIMIT)

BORROWER:  Mission Critical Software, Inc.
           -------------------------------

DATE:      February 11, 1997
           -------------------------------

     This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

MERCHANT SERVICES/
BUSINESS CREDIT CARD
Sublimit (Section 1):        The aggregate Credit Limit shall be reduced by an
                             amount equal to the sum of (a) $N/A (the "Merchant
                             Service Reserve") and (b) $30,000.00 (the "Business
                             Credit Card Reserve"). Silicon may, in its sole discretion, charge as Loans, any amounts that may become due or owing to Silicon in connection with merchant credit card processing services and/or business credit card services furnished to Borrower by or through Silicon, collectively, the "Credit
                             Card Services." Borrower shall execute all standard form applications and agreements, including without limitation, the Indemnification and Pledge
                             Agreement, of Silicon in connection with the Credit
                             Card Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Credit Card Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Credit Card Services.

MATURITY DATE (Section 4):   June 7, 1998
                             ------------

    BORROWER:                          SILICON:

Mission Critical Software, Inc.        SILICON VALLEY BANK
--------------------------------

By /s/ Paul F. Koffend, Jr.              BY
   -----------------------------          ----------------------------
    President or Vice President        Title
                                              ------------------------

                                                                  EXHIBIT 10.6.1

                          LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of January 23, 1998, by and between Mission Critical Software, Inc. ("Borrower") whose address is 720 North Post Oak Road, Suite 505, Houston, TX 77024 and Silicon Valley Bank a California-chartered bank ("Silicon") with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 with a loan production office located at 9442 Capital of Texas Highway North, Arboretum Plaza One, Austin, TX 78759.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Silicon, Borrower is indebted to Silicon pursuant to, among other documents, a QuickStart Loan and Security Agreement, (and Schedules thereto) dated February 7, 1997, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Credit Limit the original principal amount of Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Silicon shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   Modification(s) to Loan Agreement.

          1. Subparagraph (h) is hereby incorporated into Section 5 entitled "Events of Default and Remedies" to read as follows:

               (h) Borrower's failure to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Silicon and Borrower.

     B.   Modification(s) to Schedule (Equipment Advances).

          1. The paragraph entitled "Credit Limit (Equipment)" is hereby amended in its entirety to read as follows:

               $750,000.00 (such amount to be funded under the aggregate Credit Limit). Equipment Advances will be made only on or prior to March 7, 1998 (the "Last Advance Date") and only for the purpose of purchasing equipment reasonably acceptable to Silicon. Borrower must provide invoices for the equipment to Silicon on or before the Last Advance Date. Equipment Advances shall be allowed up to 85% of eligible existing equipment and 100% of new equipment purchases excluding taxes, shipping, software and installation expenses. Eligible equipment shall consist of invoices dated after July 1, 1997.

          2. The first sentence of the paragraph entitled "Interest Rate" is hereby amended in its entirety to read as follows:

               A rate equal to the "Prime Rate" in effect from time to time.

          2. The paragraph entitled "Maturity Date" is hereby amended in its entirety to read as follows:

               After the Last Advance Date, the unpaid principal balance of the Equipment Advances shall be repaid in thirty (30) equal monthly installments of principal plus interest commencing on April 7, 1998 and continuing on the same day of each month thereafter until the entire unpaid principal balance and all accrued unpaid interest of the Equipment Advances have been paid (subject to Silicon's right to accelerate the Equipment Advances on an Event of Default).

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Silicon is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Silicon's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Silicon to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Silicon in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

     This Loan Modification Agreement is executed as of the date first written above.


BORROWER:                              SILICON:

MISSION CRITICAL SOFTWARE, INC.        SILICON VALLEY BANK

By /s/ Louis R. Woodhill               BY
   -----------------------------          ----------------------------
Name:  Louis R. Woodhill               Name:
      --------------------------             --------------------------
Title: President                       Title
      --------------------------             --------------------------


                                       2